UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  December 27, 2011

COMMUNITYCORP
(Exact name of registrant as specified in its charter)

South Carolina	33-76644	57-1019001
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1100 N. Jefferies Blvd, Walterboro, South Carolina 29488
(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code:  (843) 549-2265

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)          On December 27, 2011, the Boards of Directors of CommunityCorp (the “Company”) and its subsidiary, the Bank of Walterboro (the “Bank”), appointed Gwendolyn P. Bunton, (age 58), as Interim President of the Bank, effective January 1, 2012.  Mrs. Bunton joined the Bank in February 1989 and has served as Cashier and Operations Officer of the Bank since May of 1989.  Additionally, she currently serves as the Vice President and Treasurer of the Company and has been the Vice President and Cashier of the Bank since December 1993.  Prior to February 1989, Mrs. Bunton was Loan Administrative Assistant III at Citizens & Southern National Bank, Walterboro, South Carolina, for more than five years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYCORP

Dated: December 27, 2011	By:	/s/ Peden B. McLeod
Peden B. McLeod Chairman of the Board of Directors